UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2023

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Queen Street
Hampton, Virginia 23669
(Address of principal executive offices)  (Zip Code)

(757) 728-1200
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	OPOF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

On July 7, 2023, Old Point Financial Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) regarding the decision of Elizabeth T. Beale to resign as Chief Financial Officer & Senior Vice President/Finance and principal financial and accounting officer of the Company and as Chief Financial Officer & Executive Vice President of The Old Point National Bank of Phoebus (the “Bank”), the Company’s wholly owned national bank subsidiary.  This Amendment No. 1 on Form 8-K/A amends and supplements the Original Report and is being filed to update disclosure regarding the terms of her resignation.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, on July 5, 2023, Elizabeth T. Beale notified the Company of her decision to resign as Chief Financial Officer & Senior Vice President/Finance and principal financial and accounting officer of the Company and as Chief Financial Officer & Executive Vice President of the Bank.  Ms. Beale remained with the Company in those roles until September 4, 2023, on which date her resignation from the Company and the Bank was effective.  On September 1, 2023, in consideration of Ms. Beale’s contributions and dedicated service to the Company and the Bank, the Compensation and Benefits Committee of the Company’s Board of Directors accelerated the vesting (to such resignation date) of 984 shares of restricted stock held by Ms. Beale that otherwise would have vested on May 3, 2024, and 916 shares of restricted stock held by Ms. Beale that otherwise would have vested on May 3, 2025.  Ms. Beale’s resignation was not the result of any disagreement with the Company or Bank on any matter relating to the Company’s or Bank’s operations, policies, practices, financial disclosures, accounting practices or internal controls.

The Company thanks Ms. Beale for her dedication and contributions to the Company and the Bank; she has been an invaluable asset for the Company over the last five years and will be missed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: September 6, 2023
/s/ Robert F. Shuford, Jr.

Robert F. Shuford, Jr.
Chairman of the Board
President & Chief Executive Officer